EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

Fourth Quarter 2022

All information included in this financial supplement is unaudited.
.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

4Q 2022 Financial Supplement	2

Consolidated Financials
and Key Metrics

4Q 2022 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	Change	12/31/2021	12/31/2022	Change

Net income (loss)	$388	$639	$1,773	$327	$(713)	(283.8)%	$(24)	$2,026	N/M
Net income (loss) attributable to the noncontrolling interest	(134)	(66)	(45)	(54)	(76)	43.3%	(415)	(241)	41.9%
Net income (loss) attributable to Holdings	$254	$573	$1,728	$273	$(789)	(410.6)%	$(439)	$1,785	506.6%

Non-GAAP Operating Earnings (1)	$649	$548	$526	$498	$436	(32.8)%	$2,825	$2,009	(28.9)%

Total equity attributable to Holdings' shareholders	$11,519	$7,954	$5,589	$3,354	$1,658	(85.6)%	$11,519	$1,658	(85.6)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	9,957	6,392	4,027	1,792	96	(99.0)%	9,957	96	(99.0)%
Less: Accumulated other comprehensive income (loss)	2,004	(1,787)	(5,548)	(7,876)	(8,834)	(540.8)%	2,004	(8,834)	(540.8)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$7,953	$8,179	$9,575	$9,668	$8,930	12.3%	$7,953	$8,930	12.3%

Return on Equity (ex. AOCI) - TTM	(6.3)%	18.9%	37.1%	31.1%	18.8%		(6.3)%	18.8%
Non-GAAP Operating ROE (1)	33.5%	33.1%	29.0%	24.2%	21.2%		33.5%	21.2%

Debt to capital:
Debt to Capital (ex. AOCI)	28.7%	28.3%	25.6%	25.5%	26.8%		28.7%	26.8%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$0.56	$1.43	$4.47	$0.69	$(2.21)	(492.1)%	$(1.24)	$4.49	461.7%
Non-GAAP Operating Earnings (1)	$1.54	$1.36	$1.31	$1.28	$1.11	(27.8)%	$6.58	$5.08	(22.8)%
Book value per common share	$25.45	$16.64	$10.69	$4.84	$0.26	(99.0)%	$25.45	$0.26	(99.0)%
Book value per common share (ex. AOCI)	$20.33	$21.29	$25.41	$26.13	$24.46	20.3%	$20.33	$24.46	20.3%

Weighted-average common shares outstanding:
Basic	400.4	388.6	378.9	374.5	368.6	(7.9)%	417.4	377.6	(9.5)%
Diluted	404.3	391.7	380.6	376.8	368.6	(8.8)%	417.4	379.9	(9.0)%

Ending common shares outstanding	391.2	384.2	376.8	370.0	365.0	(6.7)%	391.2	365.0	(6.7)%

Return to common shareholders:
Common stock dividend	$72	$70	$75	$75	$74		$296	$294
Repurchase of common shares (3)	468	279	220	200	150		1,637	849
Total capital returned to common shareholders	$540	$349	$295	$275	$224		$1,933	$1,143

Market Values:
S&P 500	4,766	4,530	3,785	3,586	3,840	(19.4)%	4,766	3,840	(19.4)%
US 10-Year Treasury	1.5%	2.3%	3.0%	3.8%	3.9%		1.5%	3.9%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Fourth quarter 2021 repurchase of common shares includes $112 million accelerated from first quarter 2022.

4Q 2022 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Years Ended
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	Change	12/31/2021	12/31/2022	Change

Revenues
Policy charges and fee income	$882	$840	$813	$796	$792	(10.2)%	$3,637	$3,241	(10.9)%
Premiums	231	247	238	259	250	8.2%	960	994	3.5%
Net derivative gains (losses)	(535)	821	2,229	68	(1,422)	(165.8)%	(4,465)	1,696	138.0%
Net investment income (loss)	932	804	711	842	958	2.8%	3,846	3,315	(13.8)%
Investment gains (losses), net	101	(326)	(232)	(332)	(55)	(154.5)%	868	(945)	(208.9)%
Investment management and service fees	1,497	1,355	1,197	1,179	1,160	(22.5)%	5,395	4,891	(9.3)%
Other income	210	203	212	197	213	1.4%	795	825	3.8%
Total revenues	3,318	3,944	5,168	3,009	1,896	(42.9)%	11,036	14,017	27.0%

Benefits and other deductions
Policyholders’ benefits	700	1,060	914	625	786	12.3%	3,218	3,385	5.2%
Interest credited to policyholders’ account balances	314	315	309	378	407	29.6%	1,219	1,409	15.6%
Compensation and benefits	598	595	518	566	520	(13.0)%	2,360	2,199	(6.8)%
Commissions and distribution related payments	447	422	394	368	383	(14.3)%	1,662	1,567	(5.7)%
Interest expense	60	47	50	51	53	(11.7)%	244	201	(17.6)%
Amortization of deferred policy acquisition costs	136	181	160	105	96	(29.4)%	393	542	37.9%
Other operating costs and expenses	598	537	583	497	572	(4.3)%	2,109	2,189	3.8%
Total benefits and other deductions	2,853	3,157	2,928	2,590	2,817	(1.3)%	11,205	11,492	2.6%

Income (loss) from operations, before income taxes	465	787	2,240	419	(921)	(298.1)%	(169)	2,525	N/M
Income tax (expense) benefit	(77)	(148)	(467)	(92)	208	370.1%	145	(499)	(444.1)%
Net income (loss)	388	639	1,773	327	(713)	(283.8)%	(24)	2,026	N/M
Less: net (income) loss attributable to the noncontrolling interest	(134)	(66)	(45)	(54)	(76)	43.3%	(415)	(241)	41.9%
Net income (loss) attributable to Holdings	$254	$573	$1,728	$273	$(789)	(410.6)%	$(439)	$1,785	506.6%
Less: Preferred stock dividends	(26)	(14)	(26)	(14)	(26)	—%	(79)	(80)	(1.3)%
Net income (loss) available to Holdings' common shareholders	$228	$559	$1,702	$259	$(815)	(457.5)%	$(518)	$1,705	429.2%

Adjustments related to:
Variable annuity product features	$513	$(601)	$(1,924)	$(114)	$1,324		$4,145	$(1,315)
Investment gains (losses), net	(100)	326	231	333	55		(867)	945
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	33	19	19	19	25		120	82
Other adjustments (1) (2) (3)	45	220	148	39	144		717	552
Income tax (expense) benefit related to above adjustments	(103)	8	321	(59)	(326)		(864)	(56)
Non-recurring tax items	7	3	3	7	3		13	16
Non-GAAP Operating earnings (4)	$649	$548	$526	$498	$436		$2,825	$2,009

Notes:
(1) Includes separation costs of $20 million and $82 million for the three months and year ended December 31, 2021, respectively. Separation costs were completed during 2021.
(2) Includes certain gross legal expenses related to the cost of insurance litigation, and claims related to a commercial relationship of $50 million, $27 million, $218 million and $207 million for the three months and year ended December 31, 2022 and 2021, respectively. Includes policyholder benefit costs of $0 million and $75 million for the three months and year ended December 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.
(3) Includes Non-GMxB related derivative hedge losses of $34 million, ($75) million, ($34) million and $65 million for the three months and year ended December 31, 2022 and 2021, respectively.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial
and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

4Q 2022 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

Assets
Total investments	$105,111	$98,776	$93,216	$92,517	$93,097
Cash and cash equivalents	5,188	5,713	5,109	4,139	4,281
Cash and securities segregated, at fair value	1,504	1,693	1,747	1,335	1,522
Broker-dealer related receivables	2,599	2,744	2,666	2,539	2,338
Deferred policy acquisition costs	5,491	6,592	7,541	8,244	8,158
Goodwill and other intangible assets, net	4,728	4,723	4,721	5,635	5,482
Amounts due from reinsurers	14,679	14,060	13,758	13,378	17,201
GMIB reinsurance contract asset, at fair value	1,848	1,582	1,498	1,289	1,229
Current and deferred income taxes	195	1,111	1,674	2,222	714
Other assets	3,613	3,852	4,787	4,680	4,031
Assets held-for-sale	—	—	—	—	562
Separate Accounts assets	147,306	136,812	116,765	109,622	114,853
Total assets	$292,262	$277,658	$253,482	$245,600	$253,468

Liabilities
Policyholders’ account balances	$79,357	$79,549	$78,766	$79,999	$83,855
Future policy benefits and other policyholders’ liabilities	36,717	35,165	34,717	34,225	34,124
Broker-dealer related payables	1,283	1,992	612	607	715
Customers related payables	3,600	3,684	3,821	3,361	3,323
Amounts due to reinsurers	1,381	1,331	1,353	1,348	1,533
Short-term debt	92	204	245	767	759
Long-term debt	3,839	3,840	3,840	3,321	3,322
Income taxes payable	—	—	—	—	—
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,191	1,182	1,150	1,165	1,150
Other liabilities	3,933	4,030	4,866	5,998	5,873
Liabilities held-for-sale	—	—	—	—	108
Separate Accounts liabilities	147,306	136,812	116,765	109,622	114,853
Total liabilities	278,699	267,789	246,135	240,413	249,615
Redeemable noncontrolling interest	468	386	348	354	455

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	4	4	4	4	4
Additional paid-in capital	1,919	1,933	1,918	2,027	2,299
Treasury shares	(2,850)	(3,070)	(3,065)	(3,202)	(3,297)
Retained earnings	8,880	9,312	10,718	10,839	9,924
Accumulated other comprehensive income (loss)	2,004	(1,787)	(5,548)	(7,876)	(8,834)
Total equity attributable to Holdings	11,519	7,954	5,589	3,354	1,658
Noncontrolling interest	1,576	1,529	1,410	1,479	1,740
Total equity	13,095	9,483	6,999	4,833	3,398
Total liabilities, redeemable noncontrolling interest and equity	$292,262	$277,658	$253,482	$245,600	$253,468

4Q 2022 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	92	204	245	248	239
Current portion of Long-term debt	—	—	—	519	520
Total short-term debt	92	204	245	767	759

Total long-term debt	3,839	3,840	3,840	3,321	3,322

Total short-term and long-term debt: [A]	$3,931	$4,044	$4,085	$4,088	$4,081

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	4	4	4	4	4
Additional paid-in capital	1,919	1,933	1,918	2,027	2,299
Treasury stock, at cost	(2,850)	(3,070)	(3,065)	(3,202)	(3,297)
Retained earnings	8,880	9,312	10,718	10,839	9,924
Accumulated other comprehensive income (loss)	2,004	(1,787)	(5,548)	(7,876)	(8,834)
Total equity attributable to Holdings	11,519	7,954	5,589	3,354	1,658
Noncontrolling interest	1,576	1,529	1,410	1,479	1,740
Total equity	$13,095	$9,483	$6,999	$4,833	$3,398

Total equity attributable to Holdings, (ex. AOCI): [B]	$9,515	$9,741	$11,137	$11,230	$10,492

Capital:
Total capitalization (2)	$15,358	$11,794	$9,429	$7,194	$5,500
Total capitalization (ex. AOCI): [A+B] (3)	$13,354	$13,581	$14,977	$15,070	$14,334

Debt to capital:
Debt to capital (ex. AOCI) (3)	28.7%	28.3%	25.6%	25.5%	26.8%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	404.7	391.2	384.2	376.8	370.0
Repurchases	(9.6)	(7.9)	—	(4.7)	(3.1)
Retirements	(4.0)	(0.7)	(7.6)	(2.3)	(1.9)
Issuances	0.1	1.6	0.2	0.2	—
Ending basic common shares outstanding	391.2	384.2	376.8	370.0	365.0
Total potentially dilutive shares	—	3.1	2.3	2.3	2.3
Ending common shares outstanding - maximum potential dilution	391.2	387.3	379.1	372.3	367.3
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

4Q 2022 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended December 31, 2022
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$361	$61	$—	$543	$77	$1,042
Net investment income (loss)	375	121	15	221	216	948
Net derivative gains (losses)	(19)	(2)	(16)	(2)	(5)	(44)
Investment management, service fees and other income	142	69	972	62	113	1,358
Segment revenues	859	249	971	824	401	3,304
Benefits and other deductions
Policyholders’ benefits	144	—	—	542	103	789
Interest credited to policyholders’ account balances	118	52	—	131	106	407
Commissions and distribution related payments	75	14	143	59	92	383
Amortization of deferred policy acquisition costs	70	9	—	34	5	118
Compensation, benefits and other operating costs and expenses	86	43	589	95	92	905
Interest expense and financing fees	1	—	9	1	49	60
Segment benefits and other deductions	494	118	741	862	447	2,662
Operating earnings (loss), before income taxes	365	131	230	(38)	(47)	641
Income Taxes	(62)	(21)	(41)	9	4	(111)
Operating earnings (loss), before noncontrolling interest	303	110	189	(29)	(43)	530
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(95)	—	2	(94)
Operating earnings (loss)	$303	$110	$94	$(29)	$(42)	$436

	Three Months Ended December 31, 2021
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$410	$98	$—	$523	$82	$1,113
Net investment income (loss)	315	188	3	275	162	943
Net derivative gains (losses)	(77)	(3)	(6)	(2)	(6)	(94)
Investment Management, service fees and other income	180	71	1,264	66	126	1,707
Segment revenues	828	354	1,261	862	364	3,669
Benefits and other deductions
Policyholders’ benefits	79	—	—	480	136	695
Interest credited to policyholders’ account balances	71	76	—	133	34	314
Commissions and distribution related payments	83	15	191	50	108	447
Amortization of deferred policy acquisition costs	64	11	—	30	14	119
Compensation, benefits and other operating costs and expenses	104	108	676	104	82	1,074
Interest Expense and Financing Fees	—	—	4	—	61	65
Segment benefits and other deductions	401	210	871	797	435	2,714
Operating earnings (loss), before income taxes	427	144	390	65	(71)	955
Income Taxes	(76)	(27)	(66)	(12)	15	(166)
Operating earnings (loss), before noncontrolling interest	351	117	324	53	(56)	789
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(141)	—	1	(140)
Operating earnings (loss)	$351	$117	$183	$53	$(55)	$649

4Q 2022 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Year Ended December 31, 2022
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,513	$318	$—	$2,087	$317	$4,235
Net investment income (loss)	1,308	624	(43)	981	649	3,519
Net derivative gains (losses)	495	(25)	41	(20)	43	534
Investment Management, service fees and other income	604	256	4,107	254	479	5,700
Segment revenues	3,920	1,173	4,105	3,302	1,488	13,988
Benefits and other deductions
Policyholders’ benefits	1,142	—	—	1,906	555	3,603
Interest credited to policyholders’ account balances	373	281	—	511	244	1,409
Commissions and distribution related payments	283	57	630	191	406	1,567
Amortization of deferred policy acquisition costs	362	12	—	112	6	492
Compensation, benefits and other operating costs and expenses	358	177	2,519	361	393	3,808
Interest expense and financing fees	1	1	18	1	205	226
Segment benefits and other deductions	2,519	528	3,167	3,082	1,809	11,105
Operating earnings (loss), before income taxes	1,401	645	938	220	(321)	2,883
Income Taxes	(261)	(120)	(162)	(41)	59	(525)
Operating earnings (loss), before noncontrolling interest	1,140	525	776	179	(262)	2,358
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(352)	—	3	(349)
Operating earnings (loss)	$1,140	$525	$424	$179	$(259)	$2,009

	Year Ended December 31, 2021
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,867	$371	$—	$2,016	$343	$4,597
Net investment income (loss)	1,287	752	13	1,102	775	3,929
Net derivative gains (losses)	(128)	(19)	(13)	(20)	(28)	(208)
Investment Management, service fees and other income	759	268	4,430	260	473	6,190
Segment revenues	3,785	1,372	4,430	3,358	1,563	14,508
Benefits and other deductions
Policyholders’ benefits	720	—	—	1,850	621	3,191
Interest credited to policyholders’ account balances	276	303	—	516	124	1,219
Commissions and distribution related payments	328	56	708	170	400	1,662
Amortization of deferred policy acquisition costs	303	—	—	93	(2)	394
Compensation, benefits and other operating costs and expenses	411	248	2,507	345	339	3,850
Interest Expense and Financing Fees	—	—	5	—	241	246
Segment benefits and other deductions	2,038	607	3,220	2,974	1,723	10,562
Operating earnings (loss), before income taxes	1,747	765	1,210	384	(160)	3,946
Income Taxes	(303)	(134)	(208)	(67)	29	(683)
Operating earnings (loss), before noncontrolling interest	1,444	631	1,002	317	(131)	3,263
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(438)	—	—	(438)
Operating earnings (loss)	$1,444	$631	$564	$317	$(131)	$2,825

4Q 2022 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

Assets Under Management

AB AUM
Total AB	$778.6	$735.4	$646.8	$612.7	$646.4
Exclusion for General Account and other Affiliated Accounts	(79.7)	(75.1)	(69.4)	(66.8)	(66.8)
Exclusion for Separate Accounts	(48.8)	(45.3)	(38.4)	(36.1)	(38.2)
AB third party	$650.1	$615.0	$539.0	$509.8	$541.4

Total company AUM
AB third party	$650.1	$615.0	$539.0	$509.8	$541.4
General Account and other Affiliated Accounts (1) (3) (4)	110.3	104.5	98.3	96.7	97.4
Separate Accounts (2) (3) (4)	147.3	136.8	116.8	109.6	114.9
Total AUM	$907.7	$856.3	$754.1	$716.1	$753.6

Total Assets Under Administration (AUA) (5)	$83.3	$79.3	$70.8	$68.8	$72.8

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,382	4,252	4,166	4,129	4,258

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, Separate Account and General Account AUM is inclusive of $16.6 billion, $61 million, $15.1 billion, $60 million, $12.7 billion, $60 million, $11.7 billion, $58 million, $12.1 billion and $56 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-K.
(4) As of December 31, 2022, Separate Account and General Account AUM is inclusive $5.6 billion and $3.9 billion, respectively, Account Value ceded to Global Atlantic. For additional information on the Global Atlantic transaction see MD&A - Executive Summary “Global Atlantic Reinsurance Transaction" within the 10-K.

(5) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

4Q 2022 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Years Ended
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	Change	12/31/2021	12/31/2022	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$3,043	$2,802	$3,054	$3,003	$2,624	(13.8)%	$10,983	$11,483	4.6%
Renewal premium and deposits	68	84	89	111	86	26.4%	324	370	14.2%
Total Gross Premiums	$3,111	$2,886	$3,143	$3,114	$2,710	(12.9)%	$11,307	$11,853	4.8%

Group Retirement
First year premiums and deposits	$452	$879	$476	$371	$392	(13.3)%	$1,501	$2,118	41.1%
Renewal premium and deposits	626	623	657	490	560	(10.6)%	2,338	2,330	(0.3)%
Total Gross Premiums	$1,078	$1,502	$1,133	$861	$952	(11.7)%	$3,839	$4,448	15.9%

Protection Solutions
First year premiums and deposits	$133	$116	$99	$101	$108	(18.9)%	$426	$424	(0.5)%
Renewal premium and deposits (1)	668	662	661	668	668	(0.1)%	2,639	2,659	0.7%
Total Gross Premiums (1)	$801	$778	$760	$769	$776	(3.2)%	$3,065	$3,083	0.6%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional (4)	$6.6	$14.3	$3.3	$1.9	$12.6	90.9%	$31.7	$32.2	1.6%
Retail	27.6	20.6	17.3	13.8	14.2	(48.6)%	100.0	65.9	(34.1)%
Private Wealth	5.2	6.0	3.3	4.1	4.1	(21.2)%	18.3	17.5	(4.4)%
Firmwide Gross Sales (4)	$39.4	$40.9	$23.9	$19.8	$30.9	(21.6)%	$150.0	$115.6	(22.9)%

Gross sales by investment service
Equity Active	$21.8	$17.3	$11.4	$8.0	$9.3	(57.3)%	$72.9	$46.0	(36.9)%
Equity Passive (2) (4)	0.3	0.2	1.1	0.4	0.1	(66.7)%	1.4	1.8	28.6%
Fixed Income - Taxable	7.4	7.1	4.0	6.1	8.3	12.2%	44.9	25.5	(43.2)%
Fixed Income - Tax-Exempt	3.6	4.0	5.2	3.2	3.6	—%	13.5	16.0	18.5%
Fixed Income Passive (2) (4)	3.4	(0.1)	—	—	—	(100.0)%	4.6	(0.1)	(102.2)%
Alternatives/Multi-Asset Solutions (3) (4)	2.9	12.4	2.2	2.1	9.5	227.6%	12.7	26.4	107.9%
Firmwide Gross Sales (4)	$39.4	$40.9	$23.9	$19.8	$30.8	(21.8)%	$150.0	$115.6	(22.9)%

Notes:

(1) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 to $778.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services
(4) AB line item does not cross foot for the twelve months ended 2022 due to rounding.

4Q 2022 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

4Q 2022 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	Change	12/31/2021	12/31/2022	Change

Revenues
Policy charges, fee income and premiums	$410	$394	$373	$385	$361	(12.0)%	$1,867	$1,513	(19.0)%
Net investment income (loss)	315	297	288	348	375	19.0%	1,287	1,308	1.6%
Net derivative gains (losses)	(77)	164	210	140	(19)	75.3%	(128)	495	486.7%
Investment management, service fees and other income	180	167	151	144	142	(21.1)%	759	604	(20.4)%
Segment revenues	828	1,022	1,022	1,017	859	3.7%	3,785	3,920	3.6%

Benefits and other deductions
Policyholders’ benefits	79	324	374	300	144	82.3%	720	1,142	58.6%
Interest credited to policyholders’ account balances	71	76	78	101	118	66.2%	276	373	35.1%
Commissions and distribution-related payments	83	80	67	61	75	(9.6)%	328	283	(13.7)%
Amortization of deferred policy acquisition costs	64	97	86	109	70	9.4%	303	362	19.5%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	104	88	79	105	87	(17.3)%	411	359	(12.9)%
Segment benefits and other deductions	401	665	684	676	494	23.2%	2,038	2,519	23.6%

Operating earnings (loss), before income taxes	427	357	338	341	365	(14.5)%	1,747	1,401	(19.8)%
Income taxes	(76)	(64)	(64)	(71)	(62)	18.4%	(303)	(261)	13.9%
Operating earnings (loss), before noncontrolling interest	351	293	274	270	303	(13.7)%	1,444	1,140	(21.1)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$351	$293	$274	$270	$303	(13.7)%	$1,444	$1,140	(21.1)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,444	$1,374	$1,234	$1,188	$1,140	(21.1)%	$1,444	$1,140	(21.1)%

Average Account Value (TTM)	$112,208	$108,605	$105,062	$100,765	$96,728	(13.8)%	$112,208	$96,728	(13.8)%

Return on assets (TTM)	1.56%	1.54%	1.43%	1.45%	1.45%		1.56%	1.45%

Net flows (1)
Current Product Offering	$574	$665	$1,166	$1,263	$838	46.0%	$2,597	$3,932	51.4%
Legacy	(787)	(613)	(532)	(498)	(589)	25.2%	(3,491)	(2,232)	36.1%
Net flows	$(213)	$52	$634	$765	$249	216.8%	$(894)	$1,700	290.2%

First year premiums and deposits	$3,043	$2,802	$3,054	$3,003	$2,624	(13.8)%	$10,983	$11,483	4.6%

In-force Policy Count by Product (in thousands) (2):
Current Product Offering	571	573	578	583	587		571	587
Legacy	318	313	308	303	299		318	299
Total	889	886	886	886	886		889	886

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and for the year ended December 31, 2021 and 2022 were $(388) million, $(316) million, $(266) million, $(258) million, $(312) million, $(830) million and $(1.2) billion, respectively.
(2) As of December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, In-force Policy Count by Product presented on a gross basis includes 106 thousand, 104 thousand, 102 thousand, 101 thousand and 99 thousand ceded policies, respectively, related to the Venerable transaction.

4Q 2022 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$2,060	$1,926	$2,183	$2,038	$1,806	$7,627	$7,953
Retirement Cornerstone	597	481	390	421	334	1,951	1,626
Investment Edge	289	241	289	271	235	1,048	1,036
Other	97	154	192	273	249	357	868
Total First Year Premiums and Deposits	$3,043	$2,802	$3,054	$3,003	$2,624	$10,983	$11,483

First Year Premiums and Deposits by Guarantee:
Non-GMxB	$2,375	$2,231	$2,517	$2,357	$2,087	$8,648	$9,192
ROP death benefit only	161	109	81	72	55	703	317
Total non-GMxB & ROP death benefit only	2,536	2,340	2,598	2,429	2,142	9,351	9,509
Floating rate GMxB	500	395	332	370	295	1,623	1,392
Fixed rate GMxB	1	—	—	—	—	3	—
Other	6	67	124	204	187	6	582
Total First Year Premiums and Deposits	$3,043	$2,802	$3,054	$3,003	$2,624	$10,983	$11,483

Account Values
General Account:
Balance as of beginning of period	$35,590	$37,698	$37,874	$35,574	$35,509	$30,783	$37,698
Gross premiums and deposits (5)	1,898	1,831	2,221	2,163	1,963	7,183	8,178
Surrenders, withdrawals and benefits	(1,015)	(933)	(851)	(758)	(813)	(3,333)	(3,355)
Net flows (1)	883	898	1,370	1,405	1,150	3,850	4,823
Investment performance, interest credited and policy charges (1)	1,225	(722)	(3,670)	(1,470)	2,089	3,162	(3,773)
Ceded to Venerable (2)	—	—	—	—	—	(61)	—
Other (3) (4)	—	—	—	—	—	(36)	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$37,698	$37,874	$35,574	$35,509	$38,748	$37,698	$38,748
Separate Accounts:
Balance as of beginning of period	$72,123	$74,206	$68,495	$58,689	$55,013	$86,607	$74,206
Gross premiums and deposits (5)	1,214	1,027	903	920	718	4,067	3,568
Surrenders, withdrawals and benefits	(2,310)	(1,873)	(1,639)	(1,560)	(1,619)	(8,811)	(6,691)
Net flows (1)	(1,096)	(846)	(736)	(640)	(901)	(4,744)	(3,123)
Investment performance, interest credited and policy charges (1)	3,179	(4,865)	(9,070)	(3,036)	2,899	9,154	(14,072)
Ceded to Venerable (2)	—	—	—	—	—	(16,866)	—
Other (3) (4)	—	—	—	—	—	55	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$74,206	$68,495	$58,689	$55,013	$57,011	$74,206	$57,011
Total:
Balance as of beginning of period	$107,713	$111,904	$106,369	$94,263	$90,522	$117,390	$111,904
Gross premiums and deposits (5)	3,111	2,858	3,124	3,083	2,681	11,249	11,746
Surrenders, withdrawals and benefits	(3,324)	(2,806)	(2,490)	(2,318)	(2,432)	(12,143)	(10,046)
Net flows (1)	(213)	52	634	765	249	(894)	1,700
Investment performance, interest credited and policy charges (1)	4,404	(5,587)	(12,740)	(4,506)	4,988	12,316	(17,845)
Ceded to Venerable (2)	—	—	—	—	—	(16,927)	—
Other (3) (4)	—	—	—	—	—	19	—
Balance as of end of period	$111,904	$106,369	$94,263	$90,522	$95,759	$111,904	$95,759

Net Amount at Risk (NAR)
Total GMIB NAR	$3,910	$3,727	$4,232	$3,553	$3,228	$3,910	$3,228
Total GMDB NAR	8,987	10,856	15,214	17,011	15,676	8,987	15,676
Reserves (Net of Reinsurance)
GMIB Reserves	$4,613	$4,149	$3,977	$3,865	$4,027	$4,613	$4,027
GMDB Reserves	2,737	2,792	2,824	2,965	2,918	2,737	2,918
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$7,350	$6,941	$6,801	$6,830	$6,945	$7,350	$6,945
Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and for the year ended December 31, 2021 and 2022 were $(388) million, $(316) million, $(266) million, $(258) million, $(312) million, $(830) million and $(1.2) billion, respectively. Investment performance, interest credited and policy charges of $714 million, $(1.2) billion, $(2.2) billion, $(721) million, $689 million, $589 million and $(3.4) billion, for the three months ended December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022 and for the year ended December 31, 2021 and 2022, respectively, are not included as it excludes activity related to ceded AV to Venerable.

4Q 2022 Financial Supplement	14

(2) Effective June 1, 2021, AV excludes activity related to ceded AV to Venerable. In addition, roll-forward reflects the AV ceded to Venerable as of the transaction date. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(3) For the three months ended September 30, 2021 and twelve months ended December 31, 2021, amounts reflect ($38) million transfer of policyholders account balances to future policyholder benefits and other policyholders liabilities related to structured settlement contracts.
(4) For the three months ended June 30, 2021 and twelve months ended December 31, 2021, amounts reflect $57 million of AV transfer of a closed block of GMxB business from GR to IR.
(5) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

4Q 2022 Financial Supplement	15

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	Change	12/31/2021	12/31/2022	Change

Revenues
Policy charges, fee income and premiums	$98	$94	$83	$80	$61	(37.8)%	$371	$318	(14.3)%
Net investment income (loss)	188	180	163	160	121	(35.6)%	752	624	(17.0)%
Net derivative gains (losses)	(3)	(5)	(7)	(11)	(2)	33.3%	(19)	(25)	(31.6)%
Investment management, service fees and other income	71	65	62	60	69	(2.8)%	268	256	(4.5)%
Segment revenues	354	334	301	289	249	(29.7)%	1,372	1,173	(14.5)%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	76	78	72	79	52	(31.6)%	303	281	(7.3)%
Commissions and distribution-related payments	15	15	16	12	14	(6.7)%	56	57	1.8%
Amortization of deferred policy acquisition costs	11	16	7	(20)	9	(18.2)%	—	12	100.0%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	108	42	45	47	43	(60.2)%	248	177	(28.6)%
Segment benefits and other deductions	210	151	140	119	118	(43.8)%	607	528	(13.0)%

Operating earnings (loss), before income taxes	144	183	161	170	131	(9.0)%	765	645	(15.7)%
Income taxes	(27)	(33)	(30)	(36)	(21)	22.2%	(134)	(120)	10.4%
Operating earnings (loss), before noncontrolling interest	117	150	131	134	110	(6.0)%	631	525	(16.8)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$117	$150	$131	$134	$110	(6.0)%	$631	$525	(16.8)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$631	$630	$590	$532	$525	(16.8)	$631	$525	(16.8)%

Average Account Value (TTM) (1)	$46,075	$46,515	$45,232	$43,680	$39,729	(13.8)%	$46,075	$39,729	(13.8)%

Return on assets (TTM) (1)	1.66%	1.65%	1.59%	1.51%	1.62%		1.66%	1.62%

Net flows (2)	$(109)	$523	$144	$(57)	$24	122.1%	$(177)	$634	458.5%

Gross premiums and deposits	$1,078	$1,502	$1,133	$861	$952	(11.7)%	$3,839	$4,448	15.9%

Notes:
(1) Amounts revised to include Mutual Fund AUA balances. Impact to average account value TTM for March 31 2021, June 30 2021, September 30 2021 and December 31 2021 are: $(260) million, $(307) million, $(343) million and $(383) million, respectively, and an impact on return on assets of (0.01)% per aforementioned periods.
(2) For the three months ended and year ended December 31, 2022, net outflows of $179 million are excluded as these amounts are related to ceded AV to Global Atlantic.

4Q 2022 Financial Supplement	16

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

Sales Metrics
Gross premiums and deposits: (1)
First-year premiums and deposits	$452	$879	$476	$371	$392	$1,501	$2,118
Renewal premiums and deposits	626	623	657	490	560	2,338	2,330
Group Retirement premiums and deposits	$1,078	$1,502	$1,133	$861	$952	$3,839	$4,448

Gross premiums and deposits by market: (1)
Tax-exempt	$346	$219	$231	$293	$258	$1,017	$1,001
Corporate	97	89	62	69	103	450	323
Institutional	2	565	179	3	25	9	772
Other	7	6	4	6	6	25	22
Total First Year Premiums and Deposits	452	879	476	371	392	1,501	2,118
Tax-exempt	491	468	518	364	435	1,789	1,785
Corporate	92	103	94	93	87	373	377
Institutional	—	—	—	—	—	—	—
Other	43	52	45	33	38	176	168
Total renewal premiums and deposits	626	623	657	490	560	2,338	2,330
Group Retirement premiums and deposits by market	$1,078	$1,502	$1,133	$861	$952	$3,839	$4,448

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$13,042	$13,046	$13,171	$13,240	$13,234	$12,826	$13,046
Gross premiums and deposits	289	329	299	242	239	1,055	1,109
Surrenders, withdrawals and benefits	(373)	(270)	(256)	(304)	(333)	(1,178)	(1,163)
Net flows	(84)	59	43	(62)	(94)	(123)	(54)
Investment performance, interest credited and policy charges	88	66	26	56	87	345	235
Ceded to Global Atlantic (7)	—	—	—	—	(4,052)	—	(4,052)
Other (2)	—	—	—	—	—	(2)	—
Balance as of end of period	$13,046	$13,171	$13,240	$13,234	$9,175	$13,046	$9,175

Separate Accounts and Mutual Funds (3) (4) (5)
Balance as of beginning of period	$32,875	$34,763	$32,864	$27,927	$26,476	$29,930	$34,763
Gross premiums and deposits	789	1,173	834	619	713	2,784	3,339
Surrenders, withdrawals and benefits	(814)	(709)	(733)	(614)	(595)	(2,838)	(2,651)
Net flows	(25)	464	101	5	118	(54)	688
Investment performance, interest credited and policy charges	1,913	(2,363)	(5,038)	(1,456)	1,547	4,942	(7,310)
Ceded to Global Atlantic (7)	—	—	—	—	(5,311)	—	(5,311)
Other (2)	—	—	—	—	—	(55)	—
Balance as of end of period	$34,763	$32,864	$27,927	$26,476	$22,830	$34,763	$22,830

Total: (3) (4)
Balance as of beginning of period	$45,917	$47,809	$46,035	$41,167	$39,710	$42,756	$47,809
Gross premiums and deposits	1,078	1,502	1,133	861	952	3,839	4,448
Surrenders, withdrawals and benefits	(1,187)	(979)	(989)	(918)	(928)	(4,016)	(3,814)
Net flows (6)	(109)	523	144	(57)	24	(177)	634
Investment performance, interest credited and policy charges (6)	2,001	(2,297)	(5,012)	(1,400)	1,634	5,287	(7,075)
Ceded to Global Atlantic (7)	—	—	—	—	(9,363)	—	(9,363)
Other (2)	—	—	—	—	—	(57)	—
Balance as of end of period	$47,809	$46,035	$41,167	$39,710	$32,005	$47,809	$32,005
Notes:

4Q 2022 Financial Supplement	17

(1) Includes both AUM and AUA. Prior period amounts related to the premiums and deposits were revised to include Mutual Fund AUA. Gross premium and deposits revisions for the discrete periods of June 30, 2021, September 30, 2021 and December 31, 2021 are $52 million, $17 million, and $120 million, respectively.

(2) For the nine months ended September 30, 2021, amounts reflect AV transfer of GMxB closed block business from GR to IR.
(3) Prior period amounts related to the net flows were revised to include Mutual Fund AUA. Net Flow revisions for the discrete periods of June 30, 2021, September 30, 2021 and December 31, 2021 are $33 million, $1 million and $80 million, respectively.

(4) Prior period amounts related to Investment performance, interest credited and policy charges were revised to include Mutual Fund AUA. Investment performance, interest credited and policy charges revisions for the discrete periods of March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 are $11 million, $19 million, ($3 million) and $3 million, respectively.

(5) June 30, 2021 beginning balance revision of $297 million to reflect inclusion of December 31, 2020 year-end Mutual Fund AUA ending balance.
(6) For the three months and year ended December 31, 2022, net outflows of $179 million and investment performance, interest credited and policy charges of ($422) million, respectively, are excluded as these amounts are related to ceded AV to Global Atlantic.
(7) Effective October 3, 2022, AV excludes activity related to ceded AV to Global Atlantic. In addition, roll-forward reflects the AV ceded to Global Atlantic as of the transaction date. For additional information on the Global Atlantic see MD&A - Executive Summary “.EQUI-VEST Reinsurance Transaction”.

4Q 2022 Financial Supplement	18

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	Change	12/31/2021	12/31/2022	Change

Revenues
Net investment income (loss)	$3	$(23)	$(26)	$(9)	$15	400.0%	$13	$(43)	(430.8)%
Net derivative gains (losses)	(6)	20	22	15	(16)	(166.7)%	(13)	41	415.4%
Investment management, service fees and other income	1,264	1,138	1,007	990	972	(23.1)%	4,430	4,107	(7.3)%
Segment Revenues	1,261	1,135	1,003	996	971	(23.0)%	4,430	4,105	(7.3)%

Benefits and other deductions
Commissions and distribution-related payments	191	176	159	152	143	(25.1)%	708	630	(11.0)%
Compensation, benefits and other operating costs and expenses	676	675	619	636	589	(12.9)%	2,507	2,519	0.5%
Interest expense and financing fees	4	—	4	5	9	125.0%	5	18	260.0%
Total benefits and other deductions	871	851	782	793	741	(14.9)%	3,220	3,167	(1.6)%

Operating earnings (loss), before income taxes	390	284	221	203	230	(41.0)%	1,210	938	(22.5)%
Income taxes	(66)	(46)	(40)	(35)	(41)	37.9%	(208)	(162)	22.1%
Operating earnings (loss), before noncontrolling interest	324	238	181	168	189	(41.7)%	1,002	776	(22.6)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(141)	(102)	(80)	(75)	(95)	32.4%	(438)	(352)	19.6%
Operating earnings (loss)	$183	$136	$101	$94	$94	(48.8)%	$564	$424	(24.8)%

Summary Metrics

Adjusted operating margin (1)	38.5%	31.5%	27.7%	25.1%	28.9%		33.6%	28.4%

Net flows (in billions USD) (2)	$7.4	$11.4	$(2.7)	$(10.5)	$(1.9)		$26.1	$(3.6)

Total AUM (in billions USD)	$778.6	$735.4	$646.8	$612.7	$646.4		$778.6	$646.4

Ownership Structure of AB

Holdings and its subsidiaries	63.0%	63.0%	63.5%	62.8%	59.9%		63.0%	59.9%
AB Holding	36.2%	36.3%	35.7%	36.5%	39.4%		36.2%	39.4%
Unaffiliated holders	0.8%	0.7%	0.8%	0.7%	0.7%		0.8%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	64.5%	64.5%	65.0%	64.3%	61.3%		64.5%	61.3%
EQH average economic interest	64.7%	64.5%	64.8%	64.3%	62.4%		64.5%	64.0%

Units of limited partnership outstanding (in millions)	271.5	271.8	269.4	272.6	286.0		271.5	286.0
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.
(2) Discrete quarterly outflows related to AXA's redemptions for periods presented were $0.6 billion and $3.9 billion for the second and third quarter of 2022, respectively.

4Q 2022 Financial Supplement	19

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

AUM Roll-forward
Balance as of beginning of period	$742.2	$778.6	$735.4	$646.8	$612.7
Sales/new accounts	39.4	40.9	23.9	19.8	30.9
Redemptions/terminations	(25.7)	(24.6)	(22.6)	(24.9)	(23.2)
Cash flow/unreinvested dividends	(6.3)	(4.9)	(4.0)	(5.4)	(9.6)
Net long-term (outflows) inflows (5)	7.4	11.4	(2.7)	(10.5)	(1.9)
Adjustment (3)	—	—	(0.4)	—	—
Acquisition (4)	—	—	—	12.2	—
Market appreciation (depreciation)	29.0	(54.6)	(85.5)	(35.8)	35.6
Net change	36.4	(43.2)	(88.6)	(34.1)	33.7
Balance as of end of period	$778.6	$735.4	$646.8	$612.7	$646.4

Ending Assets by distribution channel
Institutions	$337.1	$325.9	$290.5	$279.4	$297.3
Retail	319.9	292.6	251.0	232.3	242.9
Private Wealth	121.6	116.9	105.3	101.0	106.2
Total	$778.6	$735.4	$646.8	$612.7	$646.4

Ending Assets by investment service
Equity
Actively Managed	$287.6	$265.2	$223.2	$202.9	$217.9
Passively Managed (1)	71.6	66.2	55.7	52.1	53.8
Total Equity	$359.2	$331.4	$278.9	$255.0	$271.7
Fixed Income
Actively Managed	$303.4	$280.8	$254.7	$239.1	$242.8
Passively Managed (1)	13.2	12.7	12.3	9.5	9.4
Total Fixed Income	316.6	293.5	267.0	248.6	252.2
Total Alternatives/Multi-Asset Solutions (2)	102.8	110.5	100.9	109.1	122.5
Total	$778.6	$735.4	$646.8	$612.7	$646.4

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Approximately $0.4 billion of Institutional AUM was removed from our total assets under management during the second quarter of 2022 due to a change in the fee structure.
(4) The CarVal acquisition added approximately $12.2 billion of Institutional AUM in the third quarter of 2022.
(5) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.6 billion for the second quarter of 2022 and $3.9 billion for the third quarter of 2022.

4Q 2022 Financial Supplement	20

Investment Management and Research - Net Flows
	For the Three Months Ended					Years Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022
Net Flows by Distribution Channel
Institutions
US	$(2.0)	$0.4	$0.6	$(0.6)	$(2.2)	$(3.8)	$(1.8)
Global and Non-US	2.4	9.8	0.1	(5.7)	3.9	6.1	8.1
Total Institutions	$0.4	$10.2	$0.7	$(6.3)	$1.7	$2.3	$6.3
Retail
US	$9.4	$4.2	$2.3	$(0.3)	$(0.7)	$25.3	$5.5
Global and Non-US (4)	(3.1)	(5.2)	(4.6)	(4.7)	(2.7)	(4.5)	(17.1)
Total Retail (4)	$6.3	$(1.0)	$(2.3)	$(5.0)	$(3.4)	$20.8	$(11.6)
Private Wealth
US (4)	$(0.4)	$1.4	$(1.1)	$0.5	$0.1	$(0.5)	$0.8
Global and Non-US (4)	1.1	0.8	—	0.3	(0.3)	3.5	0.9
Total Private Wealth	$0.7	$2.2	$(1.1)	$0.8	$(0.2)	$3.0	$1.7
Total Net Flows by Distribution Channel (4)	$7.4	$11.4	$(2.7)	$(10.5)	$(1.9)	$26.1	$(3.6)
Net Flows by Investment Service
Equity Active
US	$4.8	$4.7	$0.8	$(0.3)	$—	$15.7	$5.2
Global and Non-US	3.1	(0.1)	(0.5)	(4.7)	(2.6)	6.2	(7.9)
Total Equity Active (4)	$7.9	$4.6	$0.3	$(5.0)	$(2.6)	$21.9	$(2.7)
Equity Passive (1)
US	$(3.2)	$(0.7)	$0.5	$(0.2)	$(2.0)	$(6.3)	$(2.4)
Global and Non-US (4)	(0.3)	(1.1)	(0.7)	(0.7)	(0.3)	(1.2)	(2.9)
Total Equity Passive (1) (4)	$(3.5)	$(1.8)	$(0.2)	$(0.9)	$(2.3)	$(7.5)	$(5.3)
Fixed Income - Taxable (3)
US (4)	$(0.9)	$0.3	$(1.3)	$(0.1)	$(0.2)	$(1.0)	$(1.2)
Global and Non-US (4)	(3.1)	(5.0)	(4.3)	(3.5)	(3.8)	(8.9)	(16.7)
Total Fixed Income - Taxable	$(4.0)	$(4.7)	$(5.6)	$(3.6)	$(4.0)	$(9.9)	$(17.9)
Fixed Income - Tax-Exempt
US (4)	$1.4	$1.0	$0.6	$—	$(1.0)	$6.0	$0.7
Global and Non-US (4)	—	—	0.1	—	(0.1)	—	(0.1)
Total Fixed Income - Tax-Exempt	$1.4	$1.0	$0.7	$—	$(1.1)	$6.0	$0.6
Fixed Income - Passive (1)
US (4)	$3.8	$(0.2)	$0.5	$(0.2)	$(0.3)	$4.5	$(0.3)
Global and Non-US (4)	(0.2)	0.6	0.2	(1.9)	—	0.5	(1.0)
Total Fixed Income - Passive (1)	$3.6	$0.4	$0.7	$(2.1)	$(0.3)	$5.0	$(1.3)
Alternatives/Multi-Asset Solutions (2)
US	$1.1	$0.9	$0.5	$0.4	$0.7	$2.1	$2.5
Global and Non-US (4)	0.9	11.0	0.9	0.7	7.7	8.5	20.5
Total Alternatives/Multi-Asset Solutions (2) (4)	$2.0	$11.9	$1.4	$1.1	$8.4	$10.6	$23.0
Total Net Flows by Investment Service (4)	$7.4	$11.4	$(2.7)	$(10.5)	$(1.9)	$26.1	$(3.6)
Active vs. Passive Net Flows
Actively Managed
Equity (4)	$7.9	$4.6	$0.3	$(5.0)	$(2.6)	$21.9	$(2.7)
Fixed Income (3) (4)	(2.6)	(3.7)	(4.8)	(3.6)	(5.1)	(3.9)	(17.3)
Alternatives/Multi-Asset Solutions (2) (4)	1.1	11.3	1.1	0.8	7.6	8.3	20.9
Total	$6.4	$12.2	$(3.4)	$(7.8)	$(0.1)	$26.3	$0.9
Passively Managed (1)
Equity	$(3.5)	$(1.8)	$(0.3)	$(0.9)	$(2.3)	$(7.5)	$(5.3)
Fixed Income	3.6	0.4	0.7	(2.1)	(0.3)	5.0	(1.3)
Alternatives/Multi-Asset Solutions (2) (4)	0.9	0.6	0.3	0.3	0.8	2.3	2.1
Total (4)	$1.0	$(0.8)	$0.7	$(2.7)	$(1.8)	$(0.2)	$(4.5)
Total Active vs Passive Net Flows (4)	$7.4	$11.4	$(2.7)	$(10.5)	$(1.9)	$26.1	$(3.6)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.6 billion for the second quarter of 2022 and $3.9 billion for the third quarter of 2022.
(4) AB line item does not cross foot for the twelve months ended 2022 due to rounding.

4Q 2022 Financial Supplement	21

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	Change	12/31/2021	12/31/2022	Change

Revenues
Policy charges, fee income and premiums	$523	$514	$525	$505	$543	3.8%	$2,016	$2,087	3.5%
Net investment income (loss)	275	272	252	236	221	(19.6)%	1,102	981	(11.0)%
Net derivative gains (losses)	(2)	—	(5)	(13)	(2)	—%	(20)	(20)	—%
Investment management, service fees and other income	66	65	64	63	62	(6.1)%	260	254	(2.3)%
Segment revenues	862	851	836	791	824	(4.4)%	3,358	3,302	(1.7)%

Benefits and other deductions
Policyholders’ benefits	480	521	429	414	542	12.9%	1,850	1,906	3.0%
Interest credited to policyholders’ account balances	133	128	122	130	131	(1.5)%	516	511	(1.0)%
Commissions and distribution-related payments	50	41	45	46	59	18.0%	170	191	12.4%
Amortization of deferred policy acquisition costs	30	35	29	14	34	13.3%	93	112	20.4%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	104	84	86	96	96	(8.7)%	345	362	4.6%
Segment benefits and other deductions	797	809	711	700	862	8.2%	2,974	3,082	3.6%

Operating earnings (loss), before income taxes	65	42	125	91	(38)	(158.5)%	384	220	(42.7)%
Income taxes	(12)	(7)	(24)	(19)	9	175.0%	(67)	(41)	38.8%
Operating earnings (loss), before noncontrolling interest	53	35	101	72	(29)	(154.7)%	317	179	(43.5)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$53	$35	$101	$72	$(29)	(154.7)%	$317	$179	(43.5)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$317	$311	$349	$261	$179	(43.5)%	$317	$179	(43.5)%

Benefit ratio	71.1%	76.3%	65.9%	68.8%	81.7%		70.5%	73.2%

Gross written premiums (1)	$801	$778	$760	$769	$776	(3.2)%	$3,065	$3,083	0.6%

Annualized premiums	$84	$77	$67	$74	$74	(11.4)%	$287	$292	1.8%

Total in-force face amount (in billions USD) (2)	$423.2	$421.8	$420.6	$418.3	$417.0	(1.5)%	$423.2	$417.0	(1.5)%

Notes:
(1) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 to $778.
(2) Total in-force face amount presented on a gross basis including ceded policies.

4Q 2022 Financial Supplement	22

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	7	6	4	4	5	45	19
Variable Universal Life	102	85	76	71	77	287	309
Term	4	4	3	3	3	16	13
Employee Benefits	20	21	16	23	22	77	82
Other (1)	—	—	—	—	1	1	1
Total	$133	$116	$99	$101	$108	$426	$424

Renewals by Product Line:
Universal Life	$198	$193	$185	$207	$179	$824	$764
Indexed Universal Life	80	80	76	74	74	310	304
Variable Universal Life (2)	250	249	239	244	257	968	989
Term	98	93	94	90	96	379	373
Employee Benefits	36	43	63	49	57	139	212
Other (1)	6	4	4	4	5	19	17
Total	668	662	661	668	668	2,639	2,659
Total Gross Premiums	$801	$778	$760	$769	$776	$3,065	$3,083

In-force Metrics
In-force Face Amount by Product (3) (in billions):
Universal Life (4)	$45.9	$44.9	$44.4	$43.7	$43.1	$45.9	$43.1
Indexed Universal Life	27.9	27.9	27.7	27.6	27.5	27.9	27.5
Variable Universal Life (5)	132.8	132.9	132.6	132.8	133.4	132.8	133.4
Term	215.4	214.9	214.7	213.0	211.9	215.4	211.9
Whole Life	1.2	1.2	1.2	1.2	1.1	1.2	1.1
Total	$423.2	$421.8	$420.6	$418.3	$417.0	$423.2	$417.0

In-force Policy Count by Product (3) (in thousands):
Universal Life (4)	136	134	132	130	129	136	129
Indexed Universal Life	65	65	65	64	64	65	64
Variable Universal Life (5)	293	293	293	293	293	293	293
Term	266	264	262	259	256	266	256
Whole Life	16	16	16	16	15	16	15
Total	776	772	768	762	757	776	757

Protection Solutions Reserves
General Account	$18,625	$18,432	$18,241	$18,243	$18,237	$18,625	$18,237
Separate Accounts	17,012	15,883	13,524	12,783	13,634	17,012	13,634
Total	$35,637	$34,315	$31,765	$31,026	$31,871	$35,637	$31,871

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals.
(3) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(4) Universal Life includes Guaranteed Universal Life.
(5) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

4Q 2022 Financial Supplement	23

Investments

4Q 2022 Financial Supplement	24

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2021		December 31, 2022
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$78,216	70.9%	$63,361	65.1%
Fixed maturities, at fair value using the fair value option	1,641	1.5%	1,508	1.5%
Mortgage loans on real estate	14,033	12.7%	16,481	16.9%
Policy loans	4,024	3.6%	4,033	4.1%
Other equity investments	2,975	2.7%	3,152	3.2%
Other invested assets	3,591	3.3%	3,885	4.0%
Subtotal investment assets	104,480	94.7%	92,420	94.9%
Trading securities	631	0.6%	677	0.7%
Total investments	105,111	95.3%	93,097	95.6%
Cash and cash equivalents	5,188	4.7%	4,281	4.4%
Total	$110,299	100.0%	$97,378	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$12,954	17.9%	$13,537	18.7%
Manufacturing	12,212	16.8%	11,797	16.3%
Utilities	6,446	8.9%	6,808	9.4%
Services	8,191	11.3%	8,299	11.5%
Energy	3,854	5.3%	3,740	5.2%
Retail and wholesale	3,390	4.7%	3,394	4.7%
Transportation	2,181	3.0%	2,277	3.2%
Other	60	0.1%	124	0.2%
Total corporate securities	49,288	67.9%	49,976	69.2%
U.S. government and agency	13,056	18.0%	7,054	9.8%
Residential mortgage-backed (2)	90	0.1%	908	1.3%
Preferred stock	41	0.1%	41	0.1%
State & municipal	586	0.8%	609	0.8%
Foreign governments	1,124	1.5%	985	1.4%
Commercial mortgage-backed	2,427	3.3%	3,823	5.3%
Asset-backed securities	5,933	8.2%	8,859	12.3%
Total	$72,545	100.0%	$72,255	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,653	61.6%	$44,612	61.7%
Baa (NAIC Designation 2)	25,141	34.7%	24,843	34.4%
Investment grade	69,794	96.2%	69,454	96.1%
Below investment grade (NAIC Designation 3 and 4)	2,751	3.8%	2,800	3.9%
Total	$72,545	100.0%	$72,255	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

4Q 2022 Financial Supplement	25

Consolidated Results of General Account Investment Portfolio

	For the Years Ended or As of
(in millions USD, unless otherwise indicated)	December 31, 2021		December 31, 2022
	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	3.40%	$2,429	3.57%	$2,619
Ending assets		72,545		72,255
Mortgages:
Income (loss)	4.08%	547	3.92%	587
Ending assets		14,033		16,481
Other Equity Investments (1):
Income (loss)	20.45%	534	5.21%	171
Ending assets		2,901		3,433
Policy Loans:
Income	5.01%	203	5.36%	215
Ending assets		4,024		3,932
Cash and Short-term Investments:
Income	(0.13)%	(2)	(1.46)%	(24)
Ending assets		1,662		1,177
Funding Agreements:
Interest expense and other		(56)		(156)
Ending (liabilities)		(6,647)		(8,501)
Total invested Assets:
Income	4.28%	3,655	3.79%	3,412
Ending assets		88,518		88,777
Short Duration Fixed Maturities:
Income (loss)	4.48%	78	3.62%	5
Ending assets		142		87
Total Net Investment Income:
Investment income	4.28%	3,733	3.79%	3,417
Less: investment fees (3)	(0.14)%	(118)	(0.15)%	(138)
Investment income, net	4.15%	$3,615	3.64%	$3,279
General Account Ending Net Assets		$88,660		$88,864
Operating Earnings adjustments:
Funding Agreements interest expense		56		156
AB and other non-General Account investment income		258		84
Operating Net investment income (loss)		$3,929		$3,519
Notes:

(1) Includes, as of December 31, 2021 and December 31, 2022, $319 million and $400 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Investment fees are inclusive of investment management fees paid to AB.

4Q 2022 Financial Supplement	26

Additional Information

4Q 2022 Financial Supplement	27

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

TOTAL
Beginning balance	$5,366	$5,491	$6,592	$7,541	$8,244	$4,243	$5,491
Capitalization of commissions, sales and issue expenses	255	209	220	215	198	875	842
Amortization	(136)	(181)	(160)	(105)	(96)	(393)	(542)
Change in unrealized investment gains and losses	6	1,073	889	593	(188)	766	2,367
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$5,491	$6,592	$7,541	$8,244	$8,158	$5,491	$8,158

Individual Retirement
Beginning balance	$3,486	$3,639	$3,957	$4,426	$4,689	$3,178	$3,639
Capitalization of commissions, sales and issue expenses	159	140	151	147	129	573	567
Amortization	(80)	(121)	(117)	(131)	(50)	(295)	(419)
Change in unrealized investment gains and losses	74	299	435	247	(107)	183	874
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,639	$3,957	$4,426	$4,689	$4,661	$3,639	$4,661

Group Retirement
Beginning balance	$757	$776	$866	$991	$1,108	$632	$776
Capitalization of commissions, sales and issue expenses	33	22	22	21	23	100	88
Amortization	(10)	(14)	(8)	22	(8)	(2)	(8)
Change in unrealized investment gains and losses	(4)	82	111	74	(48)	46	219
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$776	$866	$991	$1,108	$1,075	$776	$1,075

Protection Solutions
Beginning balance	$1,113	$1,066	$1,632	$1,902	$2,122	$418	$1,066
Capitalization of commissions, sales and issue expenses	63	48	47	47	46	202	188
Amortization	(30)	(35)	(28)	(14)	(35)	(95)	(112)
Change in unrealized investment gains and losses	(80)	553	251	187	(9)	541	982
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$1,066	$1,632	$1,902	$2,122	$2,124	$1,066	$2,124

Corporate and Other
Beginning balance	$10	$10	$137	$222	$325	$15	$10
Capitalization of commissions, sales and issue expenses	—	(1)	—	—	—	—	(1)
Amortization	(16)	(11)	(7)	18	(3)	(1)	(3)
Change in unrealized investment gains and losses	16	139	92	85	(24)	(4)	292
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$10	$137	$222	$325	$298	$10	$298

4Q 2022 Financial Supplement	28

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments, including extraordinary economic conditions or events such as COVID-19; (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product; and (iv) DAC amortization for the SCS variable annuity product arising from near-term fluctuations in index segment returns;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; and a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

4Q 2022 Financial Supplement	29

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

4Q 2022 Financial Supplement	30

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$254	$573	$1,728	$273	$(789)	$(439)	$1,785
Adjustments related to:
Variable annuity product features	513	(601)	(1,924)	(114)	1,324	4,145	(1,315)
Investment gains (losses), net	(100)	326	231	333	55	(867)	945
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	33	19	19	19	25	120	82
Other adjustments (1) (2) (3)	45	220	148	39	144	717	552
Income tax (expense) benefit related to above adjustments	(103)	8	321	(59)	(326)	(864)	(56)
Non-recurring tax items	7	3	3	7	3	13	16
Non-GAAP Operating Earnings	$649	$548	$526	$498	$436	$2,825	$2,009

Net income (loss) attributable to Holdings (4)	$0.63	$1.46	$4.54	$0.72	$(2.14)	$(1.05)	$4.70
Less: Preferred stock dividends	0.07	0.03	0.07	0.03	0.07	0.20	0.21
Net income (loss) available to Holdings' common shareholders	0.56	1.43	4.47	0.69	(2.21)	(1.24)	4.49
Adjustments related to:
Variable annuity product features	1.27	(1.53)	(5.06)	(0.31)	3.59	9.93	(3.46)
Investment gains (losses), net	(0.25)	0.83	0.61	0.87	0.14	(2.08)	2.49
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.08	0.05	0.05	0.05	0.07	0.29	0.22
Other adjustments (1) (2) (3)	0.11	0.55	0.39	0.12	0.39	1.72	1.45
Income tax (expense) benefit related to above adjustments	(0.25)	0.02	0.84	(0.16)	(0.88)	(2.07)	(0.15)
Non-recurring tax items	0.02	0.01	0.01	0.02	0.01	0.03	0.04
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders (4)	$1.54	$1.36	$1.31	$1.28	$1.11	$6.58	$5.08

Book Value per common share
Book Value per common share	$25.45	$16.64	$10.69	$4.84	$0.26	$25.45	$0.26
Less: Per share impact of AOCI	5.12	(4.65)	(14.72)	(21.29)	(24.20)	5.12	(24.20)
Book value per common share (ex. AOCI)	$20.33	$21.29	$25.41	$26.13	$24.46	$20.33	$24.46

Notes:
(1) Includes separation costs of $20 million and $82 million for the three months and year ended December 31, 2021, respectively. Separation costs were completed during 2021. The impact per common share is $0.06 and $0.20 for the three months and year ended December 31, 2021.
(2) Includes certain gross legal expenses related to the cost of insurance litigation and claims related to a commercial relationship of $50 million, $27 million, $218 million and $207 million for the three months and year ended December 31, 2022 and 2021, respectively. Includes policyholder benefit costs of $75 million for the year ended December 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. The legal accruals impact per common share is $0.14, $0.00, $0.57 and $0.50 for the three months and years ended December 31, 2022 and 2021, respectively. Includes policyholder benefit costs of $0.20 and $0.00 for the years ended December 31, 2022 and 2021 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. No adjustments were made to prior period non-GAAP operating EPS as the impact was immaterial.
(3) Includes Non-GMxB related derivative hedge losses of $34 million, ($75) million, ($34) million and $65 million for the three months and year ended December 31, 2022 and 2021, respectively. The impact per common share is $0.09, ($0.19), ($0.09) and $0.14 for the three months and year ended December 31, 2022 and 2021, respectively.
(4) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

4Q 2022 Financial Supplement	31

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$(439)	$1,622	$3,227	$2,828	$1,785
Adjustments related to:
Variable annuity product features	4,145	1,277	(1,840)	(2,126)	(1,315)
Investment (gains) losses	(867)	(358)	293	790	945
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	120	105	98	90	82
Other adjustments	717	413	554	452	551
Income tax (expense) benefits related to above adjustments	(864)	(301)	191	167	(56)
Non-recurring tax items	13	15	18	20	16
Non-GAAP Operating Earnings	$2,825	$2,773	$2,541	$2,221	$2,009

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$(439)	$1,622	$3,227	$2,828	$1,785
Less: Preferred stock	(79)	(80)	(80)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$(518)	$1,542	$3,147	$2,748	$1,705
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,193	$8,140	$8,487	$8,844	$9,088

Return on Equity (ex. AOCI)	(6.3)%	18.9%	37.1%	31.1%	18.8%

Non-GAAP Operating Earnings	$2,825	$2,773	$2,541	$2,221	$2,009
Less: Preferred stock	(79)	(80)	(80)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,746	$2,693	$2,461	$2,141	$1,929
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,193	$8,140	$8,487	$8,844	$9,088

Non-GAAP Operating Return on Equity (ex. AOCI)	33.5%	33.1%	29.0%	24.2%	21.2%

4Q 2022 Financial Supplement	32

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$10,693	$11,732	$11,680	$11,519	$7,954	$5,589	$3,354	$1,658
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	9,131	10,170	10,118	9,957	6,392	4,027	1,792	96
Less: Accumulated other comprehensive income (loss)	740	1,983	1,876	2,004	(1,787)	(5,548)	(7,876)	(8,834)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,391	$8,187	$8,242	$7,953	$8,179	$9,575	$9,668	$8,930

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	15,267	13,825	12,420	11,406	10,721	9,186	7,104	4,639
Less: Preferred Stock	1,219	1,416	1,489	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	14,048	12,410	10,932	9,844	9,159	7,624	5,542	3,077
Less: Accumulated other comprehensive income (loss)	3,180	2,694	2,116	1,651	1,019	(864)	(3,302)	(6,011)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$10,868	$9,716	$8,816	$8,193	$8,140	$8,487	$8,844	$9,088

4Q 2022 Financial Supplement	33

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

4Q 2022 Financial Supplement	34

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Barclays		Tracy Benguigui			1 (212) 526-1561
Citi		Michael Ward			1 (212) 816-4269
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Alex Scott			1 (212) 902-9592
Jefferies		Suneet Kamath			1 (212) 778-8602
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
Raymond James		Wilma Burdis			1 (727) 567-9371
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
Truist Securities		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Jan '22	Jun '22	Jan '23

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A1
Equitable Financial Life Insurance Company of America			A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa1
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Işıl Müderrisoğlu	Thomas Lewis			Sophia Kim
(212) 314-2476	(212) 314-4638			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '22, Moody’s as of Jan '23.

4Q 2022 Financial Supplement	35